EXCHANGE LISTED FUNDS TRUST

QRAFT AI-Enhanced U.S. Large Cap ETF (NYSE Arca Ticker: QRFT)

QRAFT AI-Enhanced U.S. Large Cap Momentum ETF (NYSE Arca Ticker: AMOM)

LG QRAFT AI-Powered U.S. Large Cap Core ETF (NYSE Arca Ticker: LQAI)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 7, 2024, to each Fund’s currently effective

Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with those documents.

Effective on June 14, 2024, the Funds’ administrator responsibilities will transition to Ultimus Fund Solutions, LLC and the Funds’ custodian and transfer agent responsibilities will transition to Brown Brothers Harriman & Co. As a result of the foregoing changes, the following revisions will be effective on June 14, 2024.

The first and second paragraphs in the section of each Fund’s SAI titled “THE DISTRIBUTOR” is deleted in its entirety and replace with the following:

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), (the “Distributor”) are parties to an amended and restated distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units, review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust, and maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The first paragraph in the section of each Fund’s SAI titled “THE ADMINISTRATOR” is deleted in its entirety and replace with the following:

Ultimus Fund Solutions, LLC (“Ultimus”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the administrator to the Fund.

The second paragraph in the section of QRFT’s and AMOM’s SAI titled “THE ADMINISTRATOR” is deleted in its entirety and replace with the following:

For services provided pursuant to an administration agreement with the Trust, Ultimus is entitled to a fee, paid by the Adviser, based on assets under management, subject to a minimum fee. The following table shows the fees paid to the previous Administrator, The Bank of New York Mellon, by each Fund for the indicated period:

The paragraph in the section of each Fund’s SAI titled “THE CUSTODIAN” is deleted in its entirety and replace with the following:

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian of the Fund (the “Custodian”). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

The paragraph in the section of each Fund’s SAI titled “THE TRANSFER AGENT” is deleted in its entirety and replace with the following:

BBH, located at 50 Post Office Square, Boston, Massachusetts 02110, serves as transfer agent and dividend disbursing agent of the Fund.

All references to BNY Mellon in the section of each Fund’s SAI titled “PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS” are replaced with BBH.

All references to BNY Mellon in the section of each Fund’s SAI titled “DETERMINATION OF NET ASSET VALUE” are replaced with Ultimus.